Exhibit 99.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is entered into as of the 17th day of March, 2006, by and between IDS Life Insurance Company, a Minnesota life insurance corporation with its home office located at 227 AXP Financial Center, Minneapolis, Minnesota 55474 (hereinafter sometimes referred to as “IDS Life” or the “Surviving Corporation”), and American Enterprise Life Insurance Company, an Indiana life insurance corporation with its home office located at 1000 Capital Center S., 201 N. Illinois, Indianapolis, Indiana 46204 (hereinafter sometimes referred to as “AEL”) (said life insurance corporations being hereinafter sometimes collectively referred to as the “Constituent Corporations”).

RECITALS

A.            IDS Life is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota, having been originally incorporated on August 7, 1957, and has on the date hereof an authorized capital of 100,000 shares of common stock at $30.00 par value per share, of which 100,000 shares are issued and outstanding, all of which shares are owned legally and beneficially by Ameriprise Financial, Inc. (hereinafter referred to as “Ameriprise”).

B.            AEL is a corporation duly organized, existing and in good standing under the laws of the State of Indiana, having been originally incorporated on November 18, 1981, and has on the date hereof an authorized capital of 100,000 shares of common stock at $150.00 par value per share, of which 20,000 shares are issued and outstanding, all of which shares are owned legally and beneficially by IDS Life.

C.            The Boards of Directors and the sole shareholders of the respective Constituent Corporations deem it advisable and in the best interest of said corporations that AEL be merged into IDS Life as provided herein and have approved this Agreement.

In consideration of the premises and the agreements herein contained, the parties hereto, in accordance with the applicable provisions of the laws of the States of Minnesota and Indiana, do hereby agree as follows:

1.             Merger. AEL shall be merged with and into IDS Life pursuant to the laws of the states of Minnesota and Indiana (the “Merger”). On and after the effective date of the Merger:

a.             IDS Life shall be the Surviving Corporation and shall continue to exist as a domestic stock life insurance company under the laws of the State of Minnesota. As the Surviving Corporation, IDS Life shall possess all the rights, privileges and franchises of each of the Constituent Corporations so merged, except that the Surviving Corporation shall not thereby acquire authority to engage in any insurance business or exercise any right which an insurance corporation may not be formed under the laws of the State of Minnesota to engage in or exercise. All the property, real, personal, and mixed of each of the Constituent Corporations, and all debts due on whatever account to any of them, including without limitation subscriptions for shares, premiums on existing policies, and all other choses in action belonging to either of the Constituent Corporations, shall be taken and be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. In particular, without limiting the foregoing, each Separate Account duly established by each of the Constituent Corporations prior to the effective date of the Merger shall, on and after the effective date of the Merger, be a duly established Separate Account of the Surviving Corporation as though it had been originally established by the Surviving Corporation. The Surviving Corporation shall be responsible for all the liabilities and obligations of each of the Constituent Corporations so merged in the same manner and to the same extent as if such Surviving Corporation had itself incurred the same or contracted therefor; but the rights of the creditors of any of the Constituent Corporations, or of any persons dealing with such Constituent Corporations, shall not be impaired by the Merger, and any claim existing or action or proceeding pending by or against any of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in AEL’s place. No liens upon the property of the Constituent Corporations so merged shall be impaired by the Merger, but such liens shall be limited to the property upon which they were liens immediately prior to the effective time of the Merger.

b.             AEL as a Constituent Corporation, pursuant to the Indiana Insurance Code and the Minnesota Insurance Code, shall cease to exist, and its property and obligations shall become the property and obligations of IDS Life as the Surviving Corporation.

2.             Name and State of Domicile of Surviving Corporation. Simultaneously with the effectiveness of the Merger, the Articles of Incorporation of the Surviving Corporation shall be amended to change the name of the Surviving Corporation to “RiverSource Life Insurance Company” and the state of domicile shall remain the state of Minnesota.

3.             Articles of Incorporation; Bylaws. The Articles of Incorporation of IDS Life and the Bylaws of IDS Life, in effect on the effective date of the Merger and each as amended to reflect the Surviving Corporation’s name change to “RiverSource Life Insurance Company,” shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

4.             Directors. The members of the Board of Directors of IDS Life in office on the effective date of the Merger shall be the members of the Board of Directors of the Surviving Corporation until their successors are duly elected and qualified under the Bylaws of the Surviving Corporation.

5.             Officers. The officers of IDS Life in office on the effective date of the Merger shall be the officers of the surviving Corporation until their successors are duly elected and qualified under the Bylaws of the Surviving Corporation.

6.             Corporate Acts and Plans. All corporate acts, plans, policies, resolutions, approvals and authorizations of the shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officer and agents of AEL, which were valid and effective immediately prior to the effective date of the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approval, and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to AEL.

7.             Shares of Surviving Corporation. Each share of the common stock of IDS Life issued and outstanding on the effective date of the Merger shall thereupon, without further action, be one share of the common stock of the Surviving Corporation, without the issuance or exchange of new shares or share certificates, and no additional shares of the Surviving Corporation shall be issued in connection with the Merger.

8.             Cancellation of AEL Shares. All of the common stock of AEL issued and outstanding immediately prior to the effective date of the Merger, such shares being owned in their entirety by IDS Life, and all rights in respect thereof, shall be cancelled forthwith on the effective date of the Merger, and the certificates representing such shares shall be surrendered and cancelled, and no shares of the Surviving Corporation shall be issued in lieu thereof.

9.             Approvals. To the extent necessary and not previously obtained, this Agreement shall be submitted for adoption or approval to (1) the sole shareholder of AEL, (2) the sole shareholder of IDS Life, (3) the Minnesota Commissioner of Commerce, (4) the Insurance Commissioner for the State of Indiana, and (5) the insurance regulatory authorities of other states, if any, which may require such submission. If and when all such required adoptions and approvals are obtained, the officers of each of the Constituent Corporations shall, and are hereby authorized and directed to, perform all such further acts, and execute and deliver to the proper authorities for filing all documents, as may be necessary or proper to render the Merger effective.

10.           Abandonment of Agreement. Notwithstanding any of the provisions of this Agreement, the Board of Directors of IDS Life, at any time before or after approval by the sole shareholder of either or both Constituent Corporations and prior to the effective date of the Merger herein contemplated, and for any reason it may deem sufficient and proper, shall have the power and authority to abandon and refrain from making effective the contemplated Merger as set forth herein; in which case this Agreement shall thereby be cancelled and become null and void.

11.           Choice of Laws. This Agreement shall be construed and interpreted in accordance with, and governed by, the laws of the State of Minnesota and, as applicable, the laws of the State of Indiana as the same affect the Merger.

12.           Amendment. Anything in this Agreement or elsewhere to the contrary notwithstanding, to the extent permitted by law this Agreement may be amended, supplemented, or interpreted at any time by action taken by the respective Boards of Directors of the Constituent Companies, and, in the case of an interpretation, the actions of such Boards of Directors shall be binding.

13.           Expenses. The Surviving Corporation shall pay all expenses of the parties incurred in connection with the Merger.

14.           Execution and Delivery of Necessary Instruments. From time to time, as and when requested by the Surviving Corporation or by its successors or assigns, AEL shall execute and deliver or cause to be executed and delivered all such other instruments and shall take or cause to be taken all such further or other actions as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to vest and confirm to the Surviving Corporation and its successors and assigns, title to and possession of all the property, rights, privileges, powers and franchises referred to herein and to otherwise carry out the intent and purpose of this Agreement. From time to time, as and when it deems necessary, the Surviving Corporation shall execute and deliver or cause to be executed and delivered all such other instruments, and shall take or cause to be taken all such further or other actions, as are necessary or desirable in order to assume or otherwise comply with the outstanding debts, duties or other obligations of AEL.

15.           Effective Date and Time. The effective date and time for the Merger contemplated herein shall be at 11:59 P.M., Central Time, on December 31, 2006.

[Signature page follows]

IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement to be executed in their corporate names by their respective officers as of the date set forth first above.

IDS LIFE INSURANCE COMPANY

By:	/s/ Timothy V. Bechtold
Timothy V. Bechtold, President

ATTEST:

/s/ Thomas R. Moore
Thomas R. Moore, Secretary

AMERICAN ENTERPRISE LIFE
INSURANCE COMPANY

By:	/s/ Gumer C. Alvero
Gumer C. Alvero, President

ATTEST:

/s/ Thomas R. Moore
Thomas R. Moore, Secretary

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this 17th day of March, 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

/s/ Lisa B. Larson
Notary Public

My Commission Expires:

Jan 31, 2010

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this 17th day of March, 2006, personally appeared before me Gumer C. Alvero and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of American Enterprise Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

/s/ Lisa B. Larson
Notary Public

My Commission Expires:

Jan 31, 2010